SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")



Date of Report:   (Date of earliest reported event:)           January 10, 1997
                                                               ----------------


                          BASIC NATURAL RESOURCES, INC.
             (Exact name of registrant as specified in its charter)



     Colorado                         33-15097-D             84-1045715
(State or other jurisdiction   (Commission File Number)     (IRS Employer
 of incorporation)                                          Identification
                                                               Number)


2450 South Shore Boulevard, Suite 210, Houston Texas                  77573
      (Address of Principal Executive Offices)                      (Zip Code)


       Registrant's telephone number, including area code: (281) 334-0708



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                          BASIC NATURAL RESOURCES, INC.
                           CURRENT REPORT ON FORM 8-K



                                TABLE OF CONTENTS

                                                                  Page
                                                                Number



Item 5.           Other Events.......................................3

                  Signatures.........................................4


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Item 5.           Other Events

     At the Company's Annual Meeting of Shareholders held on January 10, 1997, the Shareholders approved, by a majority vote, a proposal for amendments to the Amended and Restated Articles of Incorporation to (i) effect a one-for-sixty reverse split of all issued and outstanding shares of Common Stock; (change the par value of the Common Stock from $.00005 to $.003, and reduce the number of authorized shares of Common Stock from Five Hundred Thirty Six Million to Twenty Five Million.



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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                       BASIC NATURAL RESOURCES, INC.



Dated: January 20, 1997                By:   /s/ Alan W. Harvey
                                          ---------------------
                       Alan W. Harvey, Chairman, President
                           and Chief Executive Officer

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